UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2006
HEALTH BENEFITS DIRECT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-123081	98-0438502

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Radnor Corporate Center
Suite 555
Radnor, Pennsylvania 19087	19087

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 971-6197

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL EXPLANATION
This Form 8-K/A is being filed pursuant to Item 9.01(a)(4) and (b)(2) of Form 8-K to amend and supplement the Current Report on Form 8-K, filed by Health Benefits Direct Corporation on April 6, 2006 (“Original Report”) relating to the acquisition of Insurance Specialist Group, Inc. This Form 8-K/A supplements and does not replace any information of the Original Report.

Item 9.01. Financial Statements and Exhibits.
     (a) The Financial Statements of Business Acquired required by Item 9.01(a) of Form 8-K is included in this Current Report on Form 8-K/A as Exhibit 99.1.
     (b) The Pro Forma Financial Information required by Item 9.01(b) of Form 8-K is included in this Current Report on Form 8-K/A as Exhibit 99.2.
     (d) Exhibits

Exhibit No.	Description of Document

10.1	Merger Agreement dated April 3, 2006 by and among Health Benefits Direct Corporation, ISG Merger Acquisition Corp., Insurance Specialist Group Inc. and Ivan Spinner (incorporated herein by reference to exhibit 10.1 to Health Benefits Direct Corporation’s Current Report on Form 8-K filed April 6, 2006.)

10.2	Employment Agreement, dated April 3, 2006, between HBDC II, Inc. and Ivan Spinner (incorporated herein by reference to exhibit 10.2 to Health Benefits Direct Corporation’s Current Report on Form 8-K filed April 6, 2006.)

99.1	Financial Statements of Business Acquired

99.2	Pro Forma Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 19, 2006	HEALTH BENEFITS DIRECT CORPORATION

	By:	/s/ Anthony R. Verdi
Anthony R. Verdi
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Merger Agreement dated April 3, 2006 by and among Health Benefits Direct Corporation, ISG Merger Acquisition Corp., Insurance Specialist Group Inc. and Ivan Spinner (incorporated herein by reference to exhibit 10.1 to Health Benefits Direct Corporation’s Current Report on Form 8-K filed April 6, 2006.)

10.2	Employment Agreement, dated April 3, 2006, between HBDC II, Inc. and Ivan Spinner (incorporated herein by reference to exhibit 10.2 to Health Benefits Direct Corporation’s Current Report on Form 8-K filed April 6, 2006.)

99.1	Financial Statements of Business Acquired

99.2	Pro Forma Financial Information

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